UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 29, 2019
____________________________________________________________________________
A10 NETWORKS, INC.
(Exact name of registrant as specified in its charter)
____________________________________________________________________________

Delaware	001-36343	20-1446869
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 West Plumeria Drive
San Jose, CA 95134
(Address of principal executive offices, including zip code)
(408) 325-8668
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	ATEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 2.02. Results of Operations and Financial Condition.

On October 29, 2019, A10 Networks, Inc. (the “Company”) issued a press release regarding financial results for the quarter ended September 30, 2019. The Company also posted on its website (www.a10networks.com) slides with accompanying prepared remarks regarding such financial results. Copies of the press release and slides with accompanying prepared remarks by the Company are attached as Exhibits 99.1 and 99.2, respectively, and the information in Exhibits 99.1 and 99.2 are incorporated herein by reference.

The information in Item 2.02 and Item 9.01 in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On October 28, 2019, the Company began implementing a workforce reduction of approximately 5% of the Company’s workforce, which the Company expects to complete by the end of the second fiscal quarter of 2020. The Company estimates that it will incur restructuring charges of approximately $2 million, all of which will be expensed in the fourth fiscal quarter of 2019, primarily related to cash severance payments.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press release, dated October 29, 2019, regarding financial results of A10 Networks, Inc. for the third quarter ended September 30, 2019.
99.2	Slides with accompanying prepared remarks of A10 Networks, Inc., dated October 29, 2019, regarding financial results of the third quarter ended September 30, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2019

A10 NETWORKS, INC.
By: /s/ Tom Constantino
Tom Constantino
Executive Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)